McKee Nelson LLP
5 Times Square, 35th Floor
New York, New York 10036

917-777-4337

April 14, 2005

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:

Greenwich Capital Acceptance, Inc.
DSLA Mortgage Loan Trust 2005-AR1,
DSLA Mortgage Pass-Through Certificates, Series 2005-AR1
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Greenwich Capital Acceptance, Inc. and DSLA Mortgage Loan Trust 2005-AR1 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4337.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Priti Dave

Priti Dave

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  April 14, 2005

Greenwich Capital Acceptance, Inc.
DSLA Mortgage Loan Trust 2005-AR1

GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-111379-01	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

⁯

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of February 1, 2005, among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator and Deutsche Bank National Trust Company, as trustee and custodian (the “Pooling and Servicing Agreement”), in connection with the issuance by DSLA Mortgage Loan Trust 2005-AR1 of DSLA Mortgage Pass-Through Certificates, Series 2005-AR1.

Item 9.01.

Financial Statements and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1

Pooling and Servicing Agreement and Exhibits to Pooling and Servicing Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:

_________________________________

Name:

Title:

Dated:  April 14, 2005

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EXHIBIT 4.1